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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 1, 1998



                                 ULTRAFEM, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)



     Delaware                       0-27576                   33-0435037
   -----------                   -------------             ----------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)



           130 West 42nd Street, Suite 1103, New York, New York 10036
           ----------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 921-2070



                                 NOT APPLICABLE
           ----------------------------------------------------------
         (Former name or former address, if changed since last report)






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ITEM 5. OTHER EVENTS.
        -------------

         On April 1, 1998, Ultrafem, Inc. issued the press release (the "Press Release") annexed as an exhibit hereto. The Press Release is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ----------------------------------

         (c) Exhibits.
             ---------

             99.3 Press Release of Ultrafem, Inc. dated April 1, 1998.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ULTRAFEM, INC.
                                          (Registrant)


Dated: April 1, 1998                      By:
                                             ---------------------------------
                                             Dori M. Reap
                                             Office of the Chief Executive,
                                             Senior Vice President, Finance and
                                             Administration, Secretary and Chief
                                             Financial Officer


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                               INDEX TO EXHIBITS


Exhibit No.                                                            Page No.
-----------                                                            --------

99.3     Press Release of Ultrafem, Inc.                                 5
         dated April 1, 1998



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